Exhibit 99.2

Table of Contents
Second Quarter 2013

Section I - Financial Information		Section II - Core Portfolio Information

Company Information	3	Core Properties	22
Total Market Capitalization	4	Core Top Tenants	24
Operating Statements		Core Lease Expirations	25
Pro-rata Consolidation	5	Core New and Renewal Rent Spreads	26
Opportunity Funds	6	Core Capital Expenditures	27
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics	28
and Funds Available for Distribution ("FAD")	8
EBITDA	9
Same Property Net Operating Income	10	Section III - Opportunity Fund Information
Fee Income	11
Balance Sheet - Pro-rata Consolidation	12	Opportunity Fund Overview	31
Notes Receivable	13	Opportunity Fund Properties	32
Other Information		Opportunity Fund Lease Expirations	33
2013 Guidance	14	Development Activity	34
Net Asset Valuation Information	15	RCP Venture Investments	35
Selected Financial Ratios	16
Debt Analysis
Summary	17
Detail	18	Important Notes	36
Maturities	21

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
	quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt [1]	Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.9%	55,445
Common Operating Partnership ("OP") Units	1.1%	592
Combined Common Shares and OP Units		56,037

Share Price at June 30, 2013		$24.69

Equity Capitalization - Common Shares and OP Units		$1,383,554
Preferred OP Units		619	[2]
Total Equity Capitalization		1,384,173		73%	76%

Debt Capitalization
Consolidated debt		1,091,197
Adjustment to reflect pro-rata share of debt		(573,892)
Total Debt Capitalization		517,305		27%	24%

Total Market Capitalization		$1,901,478		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		June 30, 2013				Changes in Total Common Shares Outstanding
		Year-to-date		Quarter
Weighted average Common Shares - Basic EPS		54,292		55,160		Balance @ 12/31/2012	52,482
Dilutive potential Common Shares		431		424		Stock Issuance	2,822
Weighted average Common Shares - Diluted EPS		54,723		55,584		Other	141
OP Units		630		606
Dilutive potential OP Units		25		25		Balance @ 6/30/13	55,445
Weighted average Common Shares and OP Units - Diluted FFO		55,378		56,215

Notes:
[1] Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt") totaling $69,993.
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended June 30, 2013						Three months ended June 30, 2013
	Core Retail			Opportunity Funds		Total	Core Retail			Opportunity Funds		Total
			Total						Total
	Wholly	Joint	Continuing	Continuing	Discontinued		Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures [2]	Operations	Operations	Operations		Owned	Ventures [2]	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$34,308	$1,654	$35,962	$6,036	$360	$42,358	$17,563	$846	$18,409	$3,061	$156	$21,626
Percentage rents	265	—	265	49	—	314	165	—	165	17	—	182
Expense reimbursements - CAM	3,441	221	3,662	751	11	4,424	1,549	127	1,676	329	4	2,009
Expense reimbursements - Taxes	4,996	431	5,427	788	14	6,229	2,485	221	2,706	390	7	3,103
Other property income	351	7	358	156	24	538	114	4	118	45	12	175
Total Property Revenues	43,361	2,313	45,674	7,780	409	53,863	21,876	1,198	23,074	3,842	179	27,095

PROPERTY EXPENSES
Property operating - CAM	3,743	244	3,987	772	6	4,765	1,712	144	1,856	362	(2)	2,216
Other property operating (Non-CAM)	1,430	156	1,586	680	218	2,484	858	96	954	356	85	1,395
Real estate taxes	6,035	526	6,561	1,085	32	7,678	3,018	269	3,287	590	18	3,895
Total Property Expenses	11,208	926	12,134	2,537	256	14,927	5,588	509	6,097	1,308	101	7,506

NET OPERATING INCOME - PROPERTIES	32,153	1,387	33,540	5,243	153	38,936	16,288	689	16,977	2,534	78	19,589

OTHER INCOME (EXPENSE)
Interest income	5,562	—	5,562	200	—	5,762	3,089	—	3,089	90	—	3,179
Straight-line rent income	1,327	(3)	1,324	470	6	1,800	956	3	959	168	3	1,130
Straight-line ground rent	—	—	—	(42)	—	(42)	—	—	—	(21)	—	(21)
Above/below market rent	1,408	—	1,408	189	—	1,597	938	—	938	55	—	993
Interest expense	(8,942)	(1,009)	(9,951)	(1,877)	(31)	(11,859)	(4,610)	(497)	(5,107)	(962)	(14)	(6,083)
Amortization of finance costs	(417)	(14)	(431)	(229)	(2)	(662)	(231)	(14)	(245)	(116)	(2)	(363)
Above/below market interest expense	813	—	813	69	—	882	371	—	371	35	—	406
Asset and property management expense	(88)	(24)	(112)	(85)	(12)	(209)	(63)	(13)	(76)	(48)	—	(124)
Other income	469	—	469	493	26	988	7	—	7	(5)	—	2
Acquisition costs	(1,045)	—	(1,045)	(453)	—	(1,498)	(342)	—	(342)	(266)	—	(608)
Impairment of asset	(1,500)	—	(1,500)	—	—	(1,500)	(1,500)	—	(1,500)	—	—	(1,500)
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	29,740	337	30,077	3,978	140	34,195	14,903	168	15,071	1,464	65	16,600

FEE INCOME
Asset and property management fees	8,626	—	8,626	206	—	8,832	4,323	—	4,323	148	—	4,471
Transactional fees [3]	2,524	—	2,524	40	—	2,564	1,355	—	1,355	40	—	1,395
Income tax benefit (provision)	238	(1)	237	(22)	(1)	214	147	—	147	(30)	—	117
Total Fee Income	11,388	(1)	11,387	224	(1)	11,610	5,825	—	5,825	158	—	5,983

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	(27)	—	(27)	—	—	—	—	—	—
Equity in earnings of unconsolidated properties	—	—	—	(2)	—	(2)	—	—	—	(2)	—	(2)
Total Promote, RCP and Other Income	—	—	—	(29)	—	(29)	—	—	—	(2)	—	(2)

GENERAL AND ADMINISTRATIVE	(12,761)	(5)	(12,766)	(61)	—	(12,827)	(6,539)	(5)	(6,544)	(70)	—	(6,614)

Depreciation and amortization	(12,500)	(303)	(12,803)	(2,306)	—	(15,109)	(6,590)	(109)	(6,699)	(1,180)	—	(7,879)
Gain on sale of properties	—	—	—	—	776	776	—	—	—	—	776	776
Income before noncontrolling interests	15,867	28	15,895	1,806	915	18,616	7,599	54	7,653	370	841	8,864

Noncontrolling interest - OP	(200)	(2)	(202)	(34)	—	(236)	(93)	—	(93)	(14)	—	(107)

NET INCOME	$15,667	$26	$15,693	$1,772	$915	$18,380	$7,506	$54	$7,560	$356	$841	$8,757

Notes:
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2]Represents the Company's pro-rata share unconsolidated investments .
[3]Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds [1]
(in thousands)
	Year-to-date ended June 30, 2013
			Continuing						Continuing	Discontinued					Continuing
			Operations						Operations	Operations					Operations
	Fund I	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	Fund III	AKR Pro-		AKR Pro-	Total
	Continuing	Consolidated	rata share[3]		rata share[3]	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	Consolidated	rata share		rata share	AKR Pro-
	Operations	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	Operations	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$114	$114	$44	—	—	$12,099	$1,800	$13,899	$2,420	$360	—	—	$14,375	$14,375	$2,861	$3,078	$711	$6,396
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	—	245	245	49	—	—	49
Expense reimbursements - CAM	3	3	1	—	—	1,314	56	1,370	263	11	—	—	2,079	2,079	414	318	73	762
Expense reimbursements - Taxes	—	—	—	—	—	896	72	968	179	14	—	—	2,656	2,656	529	349	80	802
Other property income	—	—	—	—	—	204	121	325	41	24	—	—	569	569	113	7	2	180
Total Property Revenues	117	117	45	—	—	14,513	2,049	16,562	2,903	409	—	—	19,924	19,924	3,966	3,752	866	8,189

PROPERTY EXPENSES
Property operating - CAM	5	5	2	—	—	1,959	33	1,992	392	6	—	—	1,787	1,787	355	100	23	778
Other property operating (Non-CAM)	80	80	30	—	—	1,452	1,104	2,556	291	218	—	—	1,670	1,670	332	116	27	898
Real estate taxes	6	6	2	—	—	1,387	158	1,545	277	32	—	—	3,643	3,643	725	349	81	1,117
Total Property Expenses	91	91	34	—	—	4,798	1,295	6,093	960	256	—	—	7,100	7,100	1,412	565	131	2,793

NET OPERATING INCOME - PROPERTIES	26	26	11	—	—	9,715	754	10,469	1,943	153	—	—	12,824	12,824	2,554	3,187	735	5,396

OTHER INCOME (EXPENSE)
Mezzanine interest income	438	438	165	—	—	—	—	—	—	—	—	—	159	159	31	—	—	196
Other interest income	—	—	—	—	—	8	—	8	1	—	—	—	18	18	3	1	—	4
Straight-line rent income, net	—	—	—	—	—	1,357	26	1,383	271	6	—	—	755	755	150	204	49	476
Straight-line ground rent	—	—	—	—	—	(208)	4	(204)	(42)	—	—	—	—	—	—	—	—	(42)
ASC 805 rent, net	—	—	—	—	—	—	—	—	—	—	—	—	949	949	189	—	—	189
Interest expense	(2)	(2)	—	—	—	(4,651)	(157)	(4,808)	(930)	(31)	—	—	(3,621)	(3,621)	(721)	(975)	(226)	(1,908)
Amortization of finance costs	—	—	—	—	—	(336)	(9)	(345)	(67)	(2)	—	—	(474)	(474)	(95)	(287)	(67)	(231)
ASC 805 interest expense	—	—	—	—	—	—	—	—	—	—	—	—	345	345	69	—	—	69
Asset and property management expense [2]	4	4	2	—	—	2	(61)	(59)	—	(12)	—	—	(259)	(259)	(52)	(148)	(35)	(97)
Promote expense[2]	(40)	(40)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	—	—	—	—	—	(31)	131	100	(6)	26	—	—	2,501	2,501	498	3	1	519
Acquisition costs	—	—	—	—	—	(78)	—	(78)	(16)	—	—	—	(844)	(844)	(168)	(1,165)	(269)	(453)
OPPORTUNITY FUND INCOME	426	426	178	—	—	5,778	688	6,466	1,154	140	—	—	12,353	12,353	2,458	820	188	4,118

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	—	1,035	1,035	206	—	—	206
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	—	200	200	40	—	—	40
Provision for income taxes	(4)	(4)	(2)	—	—	(10)	(5)	(15)	(2)	(1)	—	—	(92)	(92)	(18)	—	—	(23)
Total Fee Income	(4)	(4)	(2)	—	—	(10)	(5)	(15)	(2)	(1)	—	—	1,143	1,143	228	—	—	223

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	—	(44)	(17)	—	—	—	—	—	(52)	(10)	—	—	—	—	—	(27)

Equity in earnings of unconsolidated properties	—	—	—	—	—	—	—	—	—	—	(8)	(2)	—	—	—	—	—	(2)
Provision for income taxes (RCP)	—	—	—	(1)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	—	(36)	(17)	—	—	—	—	—	(62)	(12)	—	—	—	—	—	(29)

GENERAL AND ADMINISTRATIVE	(42)	(42)	(15)	(1)	—	61	—	61	12	—	(7)	(1)	(172)	(172)	(34)	(96)	(23)	(61)

Depreciation and amortization	(2)	(2)	—	—	—	(3,950)	—	(3,950)	(790)	—	—	—	(6,056)	(6,056)	(1,205)	(1,344)	(311)	(2,306)
Gain on sale of properties	—	—	—	—	—	—	3,879	3,879	—	776	—	—	—	—	—	—	—	776
Income before noncontrolling interest	378	378	161	(37)	(17)	1,879	4,562	6,441	374	915	(69)	(13)	7,268	7,268	1,447	(620)	(146)	2,721

Noncontrolling interest - OP	(6)	(3)	(2)	—	—	(80)	—	(20)	(16)	—	—	—	(90)	(70)	(18)	9	2	(34)

NET INCOME	$372	$375	$159	$(37)	$(17)	$1,799	$4,562	$6,421	$358	$915	$(69)	$(13)	$7,178	$7,198	$1,429	$(611)	$(144)	$2,687

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.

[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Income Statements - Opportunity Funds [1]
(in thousands)
	Three months ended June 30, 2013
			Continuing						Continuing	Discontinued					Continuing
			Operations						Operations	Operations					Operations
	Fund I	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	Fund III	AKR Pro-		AKR Pro-	Total
	Continuing	Consolidated	rata share [3]		rata share [3]	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	Consolidated	rata share		rata share	AKR Pro-
	Operations	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	Operations	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$57	$57	$22	—	—	$6,133	$778	$6,911	$1,227	$156	—	—	$7,295	$7,295	$1,452	$1,559	$360	$3,217
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	—	85	85	17	—	—	17
Expense reimbursements - CAM	—	—	—	—	—	684	20	704	137	4	—	—	784	784	156	157	36	333
Expense reimbursements - Taxes	—	—	—	—	—	540	36	576	108	7	—	—	1,214	1,214	242	174	40	397
Other property income	—	—	—	—	—	113	59	172	23	12	—	—	113	113	22	—	—	57
Total Property Revenues	57	57	22	—	—	7,470	893	8,363	1,495	179	—	—	9,491	9,491	1,889	1,890	436	4,021

PROPERTY EXPENSES
Property operating - CAM	1	1	—	—	—	903	(9)	894	181	(2)	—	—	845	845	168	57	13	360
Other property operating (Non-CAM)	37	37	14	—	—	733	426	1,159	147	85	—	—	889	889	177	79	18	441
Real estate taxes	3	3	1	—	—	922	88	1,010	184	18	—	—	1,827	1,827	364	176	41	608
Total Property Expenses	41	41	15	—	—	2,558	505	3,063	512	101	—	—	3,561	3,561	709	312	72	1,409

NET OPERATING INCOME - PROPERTIES	16	16	7	—	—	4,912	388	5,300	983	78	—	—	5,930	5,930	1,180	1,578	364	2,612

OTHER INCOME (EXPENSE)
Mezzanine interest income	231	231	87	—	—	—	—	—	—	—	—	—	16	16	3	—	—	90
Other interest income	—	—	—	—	—	2	—	2	—	—	—	—	1	1	—	—	—	—
Straight-line rent income	—	—	—	—	—	560	13	573	112	3	—	—	218	218	43	56	13	171
Straight-line ground rent	—	—	—	—	—	(104)	2	(102)	(21)	—	—	—	—	—	—	—	—	(21)
Above/below market rent	—	—	—	—	—	—	—	—	—	—	—	—	274	274	55	—	—	55
Interest expense	(1)	(1)	—	—	—	(2,515)	(72)	(2,587)	(503)	(14)	—	—	(1,724)	(1,724)	(343)	(500)	(116)	(976)
Amortization of finance costs	—	—	—	—	—	(161)	(9)	(170)	(32)	(2)	—	—	(249)	(249)	(50)	(145)	(34)	(118)
Above/below market interest	—	—	—	—	—	—	—	—	—	—	—	—	175	175	35	—	—	35
Asset and property management expense[2]	2	2	1	—	—	—	—	—	—	—	—	—	(145)	(145)	(29)	(85)	(20)	(48)
Promote expense[2]	(23)	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	—	—	—	—	—	(32)	—	(32)	(6)	—	—	—	—	—	—	3	1	(5)
Acquisition costs	—	—	—	—	—	(78)	—	(78)	(16)	—	—	—	(44)	(44)	(9)	(1,042)	(241)	(266)
OPPORTUNITY FUND INCOME	225	225	95	—	—	2,584	322	2,906	517	65	—	—	4,452	4,452	885	(135)	(33)	1,529

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	—	744	744	148	—	—	148
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	—	200	200	40	—	—	40
Income tax benefit (provision)	—	—	—	—	—	—	—	—	—	—	—	—	(152)	(152)	(30)	—	—	(30)
Total Fee Income	—	—	—	—	—	—	—	—	—	—	—	—	792	792	158	—	—	158

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP Investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings of unconsolidated properties	—	—	—	—	—	—	—	—	—	—	(8)	(2)	—	—	—	—	—	(2)
Provision for Income taxes (RCP)	—	—	—	(1)	—	—	—	—	—	—	(1)	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	—	(1)	—	—	—	—	—	—	(9)	(2)	—	—	—	—	—	(2)

GENERAL AND ADMINISTRATIVE	(25)	(25)	(9)	(1)	—	1	—	1	—	—	(1)	—	(156)	(156)	(31)	(128)	(30)	(70)

Depreciation and amortization	(1)	(1)	—	—	—	(1,908)	—	(1,908)	(382)	—	—	—	(3,243)	(3,243)	(645)	(660)	(153)	(1,180)
Gain on sale of properties	—	—	—	—	—	—	3,879	3,879	—	776	—	—	—	—	—	—	—	776
Income before noncontrolling interest	199	199	86	(2)	—	677	4,201	4,878	135	841	(10)	(2)	1,845	1,845	367	(923)	(216)	1,211

Noncontrolling interest - OP	(3)	—	(1)	—	—	(60)	—	—	(12)	—	—	—	(20)	—	(4)	13	3	(14)

NET INCOME	$196	$199	$85	$(2)	—	$617	$4,201	$4,878	$123	$841	$(10)	$(2)	$1,825	$1,845	$363	$(910)	$(213)	$1,197

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%)

Funds from Operations ("FFO") [1]
(in thousands)

	2013			2012
	Current	Current	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	June 30, 2013	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2012

Net Income	$18,380	$8,757	$9,623	$10,849	$6,839
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	13,587	7,043	6,544	10,048	5,427
Unconsolidated affiliates	1,201	650	550	1,214	615
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(776)	(776)	—	(213)	(213)
Unconsolidated affiliates	—	—	—	(609)	(609)
Impairment of asset	1,500	1,500	—	—	—
Income attributable to noncontrolling interests'
share in Operating Partnership	225	102	124	164	101
Distributions on Preferred OP Units [2]	11	5	5	10	5
FFO	$34,128	$17,281	$16,846	$21,463	$12,165

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,128	$17,281	$16,846	$21,463	$12,165
Straight line rent, net	(1,800)	(1,130)	(670)	(1,403)	(775)
Straight-line ground rent	42	21	21	43	21
Above/below market rent	(1,597)	(993)	(604)	(548)	(386)
Amortization of finance costs	662	363	299	491	284
Above/below market interest	(882)	(406)	(476)	7	28
Non real estate depreciation	211	109	102	230	112
Amortization of cost of management contracts	—	—	—	20	—
Leasing commissions	(1,068)	(421)	(647)	(622)	(316)
Tenant improvements	(2,648)	(1,456)	(1,192)	(2,995)	(1,412)
Capital expenditures	(601)	(555)	(46)	(387)	(323)
AFFO	$26,447	$12,813	$13,633	$16,299	$9,398

Funds Available for Distribution ("FAD")
AFFO	$26,447	$12,813	$13,633	$16,299	$9,398
Scheduled principal repayments	(2,966)	(1,514)	(1,452)	(1,683)	(873)
FAD	$23,481	$11,299	$12,181	$14,616	$8,525

Total weighted average shares and OP Units:
Basic	54,948	55,791	54,094	44,136	44,889
Diluted	55,378	56,215	54,531	44,555	45,317

FFO per share:
FFO per share - Basic	$0.62	$0.31	$0.31	$0.49	$0.27
FFO per share - Diluted	$0.62	$0.31	$0.31	$0.48	$0.27

AFFO per share - Basic	$0.48	$0.23	$0.25	$0.37	$0.21
AFFO per share - Diluted	$0.48	$0.23	$0.25	$0.37	$0.21

FAD per share - Basic	$0.43	$0.20	$0.23	$0.33	$0.19
FAD per share - Diluted	$0.42	$0.20	$0.22	$0.33	$0.19

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date						Current Quarter
	Period ended June 30, 2013						Three months ended June 30, 2013
	Core Retail			Opportunity Funds			Core Retail			Opportunity Funds
			Total						Total
	Wholly	Joint	Continuing	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	TOTAL

NET INCOME	$15,667	$26	$15,693	$1,772	$915	$18,380	$7,506	$54	$7,560	$356	$841	$8,757

Add back:
Depreciation and amortization	12,500	303	12,803	2,306	—	15,109	6,590	109	6,699	1,180	—	7,879
Interest expense	8,942	1,009	9,951	1,877	31	11,859	4,610	497	5,107	962	14	6,083
Amortization of finance costs	417	14	431	229	2	662	231	14	245	116	2	363
Above/below market interest	(813)	—	(813)	(69)	—	(882)	(371)	—	(371)	(35)	—	(406)
Gain on sale of properties	—	—	—	—	(776)	(776)	—	—	—	—	(776)	(776)
Impairment of asset	1,500	—	1,500	—	—	1,500	1,500	—	1,500	—	—	1,500
Provision for income taxes	(238)	1	(237)	22	1	(214)	(147)	—	(147)	30	—	(117)
Noncontrolling interest - OP	200	2	202	34	—	236	93	—	93	14	—	107

EBITDA	$38,175	$1,355	$39,530	$6,171	$173	$45,874	$20,012	$674	$20,686	$2,623	$81	$23,390

Core Portfolio
Net Operating Income (NOI) - Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	June 30, 2013	June 30, 2012	Favorable (unfavorable)	June 30, 2013	June 30, 2012	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Core properties - Continuing Operations	$16,977	$13,474		$33,540	$25,487

NOI - Properties acquired or in redevelopment	(4,149)	(1,528)		(9,175)	(3,202)

Total	$12,828	$11,946	7.4%	$24,365	$22,285	9.3%

Same property NOI by revenues/expenses:

Revenues	$17,368	$15,954	8.9%	$33,261	$30,274	9.9%
Expenses	4,540	4,008	(13.3)%	8,896	7,989	(11.4)%

Total Core Portfolio	$12,828	$11,946	7.4%	$24,365	$22,285	9.3%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Six Months ended June 30, 2013
Asset and property management fees	$134	$2,150	$2,849	$3,198	$295	$8,626
Transactional fees	6	1,280	1,096	142	—	2,524
Total management fees and priority distributions	$140	$3,430	$3,945	$3,340	$295	$11,150

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended June 30, 2013
Asset and property management fees and priority distributions	$67	$1,060	$1,432	$1,611	$153	$4,323
Transactional fees	3	660	568	124	—	1,355
Total management fees and priority distributions	$70	$1,720	$2,000	$1,735	$153	$5,678

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2013
Asset and property management fees	$67	$1,090	$1,417	$1,587	$142	$4,303
Transactional fees	3	620	528	18	—	1,169
Total management fees and priority distributions	$70	$1,710	$1,945	$1,605	$142	$5,472

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$329,674		$(102,122)	$20,965	$248,517		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,173,679		(422,578)	84,087	835,188		are necessary for the fair presentation of the consolidated
Construction in progress	4,269		(2,313)	60	2,016		balance sheet for the interim period.
	1,507,622		(527,013)	105,112	1,085,721
Less: accumulated depreciation	(232,591)		66,497	(7,947)	(174,041)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,275,031		(460,516)	97,165	911,680		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	308,802	[3]	(249,394)	110	59,518		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	100,022		(31,524)	1,491	69,989		and liability line items. Similarly, the presentation also includes
Cash in escrow	21,810		(13,744)	756	8,822		the Company's pro-rata share of assets and liabilities for
Restricted cash	153,022		(122,873)	—	30,149		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	186,802		(142,044)	(43,189)	1,569		method of accounting for the Company's financial statements.
Rents receivable, net	3,410		(1,430)	786	2,766
Straight-line rents receivable, net	29,625		(14,794)	1,024	15,855
Notes Receivable	105,484		(10,050)	215	95,649		[3] The components of Net real estate under development are as follows:
Deferred charges, net	39,277		(22,487)	1,580	18,370		Fund II	$253,008
Prepaid expenses and other assets	40,879		7,939	1,229	50,047	[4]	Fund III	52,903
Acquired lease intangibles	31,742		(10,743)	1,008	22,007		Fund IV	10
Accounts receivable from related parties	1,332		—	—	1,332
Assets of discontinued operations	13,306		(10,684)	—	2,622		Total Opportunity Funds	305,921
							Core Portfolio	2,881
Total Assets	$2,310,544		$(1,082,344)	$62,175	$1,290,375		Total	$308,802

LIABILITIES AND SHAREHOLDERS' EQUITY							[4] The components of Prepaid expenses and other assets are as follows:
							Due from Fund Investors	$33,002
Mortgage notes payable	$1,090,267		(644,551)	$70,659	$516,375		Prepaid expenses	6,867
Notes payable	930		—	—	930		Accrued interest on Notes Receivable	3,225
Valuation of debt at acquisition, net of amortization	1,999		(144)	80	1,935		Contract deposits	1,590
Acquired lease intangibles	17,502		(4,879)	1,487	14,110		Other	5,363
Accounts payable and accrued expenses	30,851		(13,440)	1,212	18,623		Total	$50,047
Dividends and distributions payable	11,983		—	—	11,983
Share of losses in excess of inv. in unconsolidated affiliates	12,319		—	(12,319)	—
Accounts payable to related parties	—		—	—	—
Other liabilities	19,266		(8,862)	1,056	11,460
Liabilities of discontinued operations	11,540		(9,266)	—	2,274
Total liabilities	1,196,657		(681,142)	62,175	577,690

Shareholders' equity:
Common shares	55		—	—	55
Additional paid-in capital	659,994		—	—	659,994
Accumulated other comprehensive income	(755)		—	—	(755)
Retained earnings	40,454		—	—	40,454
Total controlling interest	699,748		—	—	699,748
Noncontrolling interest in subsidiary	414,139		(401,202)	—	12,937
Total shareholders' equity	1,113,887		(401,202)	—	712,685

Total Liabilities and Shareholders' Equity	$2,310,544		$(1,082,344)	$62,175	$1,290,375

Notes Receivable
(in thousands)

	Balance at		Balance at							Underlying third-party
	March 31, 2013	Second	June 30, 2013			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal [2]	Interest	Total	Rate	Rate [1]	Dates	Options	Amount	Maturity Dates

First mortgage notes	$43,519	$—	$43,519	$381	$43,900	7.75%	9.27%	2013 to 2014	—	n/a	n/a

Mezzanine notes	49,645	117	49,762	2,683	52,445	14.13%	14.81%	2013 to 2020	—	310,478	2013 thru 2019

Total notes receivable	$93,164	$117	$93,281	$3,064	$96,345	11.15%	12.23%

Notes:
[1] Inclusive of points and exit fees.

[2] Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above	$93,281

Fund I first mortgage loan - seller financing for Kroger/Safeway sale	12,203

Total Notes Receivable per Consolidated Balance Sheet	$105,484

2013 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2013 Guidance	2012 Actual
Overall:

Fully diluted Common Shares and OP Units	54,600 - 55,800	51,150

Full year Funds from Operations ("FFO") per share	$1.17 to $1.25	$1.04

Earnings per Share ("EPS")	$0.66 to $0.71	$0.85

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$67.0 to $71.0	$47.6

Asset and property management fee income, net of TRS taxes	$14.5 to $15.0	$16.3

Transactional fee income, net of TRS taxes	$6.5 to $7.0	$6.8

Promote, RCP and other income, net of TRS taxes	$1.0 to $1.5	$1.5

General and administrative expense	$(25.0) to $(24.5)	$(23.4)

Total	$64.0 to $70.0	$48.8

Net Asset Valuation Information
(in thousands)

	CORE		FUND I			FUND II				FUND III				FUND IV
			Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly	Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income - Continuing Operations	$16,977	$67,908	--			$4,912	$19,648	20.00%	$3,930	$5,930	$23,720	19.90%	$4,720	$1,578	$6,312	23.12%	$1,459
Less:
(Income)/ loss from pre-stabilized assets [2]						—	—		—	(889)	(3,556)		(708)	(1,307)	(5,228)		(1,209)
(Income)/ loss from development projects [3]						—	—		—	82	328		65	(19)	(76)		(18)
Net Operating Income of stabilized assets						4,912	19,648		3,930	5,123	20,492		4,078	252	1,008		233

Costs to Date
Pre-stabilized assets [2]							$—		$—		$80,989		$16,117		$141,127		$32,629
Development projects [3]							225,000		45,000		57,100		11,363		7,700		1,780

Total Costs to Date							$225,000		$45,000		$138,089		$27,480		$148,827		$34,409

NAV Discontinued operations, net of debt							$11,310		$2,262

Debt		$363,437	$—				$419,864		$80,650		$236,200		$42,870		$135,460		$30,348

Gross asset value[1]			11,500
Net Asset Value			$11,500	37.78%	$4,345

Notes:
[1]Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.
[2]Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Marcus Ave
Nostrand
Lincoln Park Centre
Fund IV:
719 Lincoln Rd
1650 Meridian Avenue
838 Lincoln Road
2819 Kennedy Blvd
[3]See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended June 30,		Period ended June 30,			Three months ended June 30,	Three months ended March 31,

	2013	2012	2013	2012		2013	2013
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt [4]	$517,305	$496,941
					Total Market Capitalization	1,901,478	2,029,930
EBITDA[2] divided by:	$20,686	$15,144	$39,530	$27,501	Debt/Total Market Capitalization	27%	24%
Interest expense	5,107	4,541	9,951	8,874
Principal Amortization	1,290	873	2,535	1,683	Debt [4,6]	$447,316	$444,241
Preferred Dividends	5	5	11	10	Total Market Capitalization	1,831,489	1,977,230
Fixed-Charge Coverage Ratio - Core Portfolio	3.2x	2.8x	3.2x	2.6x	Net Debt/Total Market Capitalization	24%	22%

EBITDA divided by:	$23,390	$19,147	$45,874	$34,705	Debt + Preferred Equity (Preferred O.P. Units)	$517,924	$497,637
Interest expense	6,083	5,568	11,859	10,964	Total Market Capitalization	1,901,478	2,029,930
Principal Amortization	1,514	873	2,966	1,683	Debt+Preferred Equity/Total Market Capitalization	27%	25%
Preferred Dividends	5	5	11	10
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$363,437	$356,299
and Opportunity Funds	3.1x	3.0x	3.1x	2.7x	EBITDA (Annualized)	82,744	75,376
					Debt/EBITDA - Core Portfolio	4.4x	4.7x
Payout Ratios
					Debt [5]	$301,611	$311,843
Dividends (Shares) & Distributions (OP Units) paid	$11,981	$8,097	$23,744	$16,011	EBITDA (Annualized)	82,744	75,736
FFO	17,281	12,165	34,128	21,463	Net Debt/EBITDA - Core Portfolio	3.6x	4.1x
FFO Payout Ratio	69%	67%	70%	75%
					Debt	$517,305	$496,941
Dividends (Shares) & Distributions (OP Units) paid	$11,981	$8,097	$23,744	$16,011	EBITDA (Annualized)	93,236	89,568
AFFO	12,813	9,398	26,447	16,299	Debt/EBITDA - Core Portfolio and Opportunity Funds	5.5x	5.5x
AFFO Payout Ratio	94%	86%	90%	98%
					Debt [6]	$447,316	$444,241
Dividends (Shares) & Distributions (OP Units) paid	$11,981	$8,097	$23,744	$16,011	EBITDA (Annualized)	93,236	89,568
FAD	11,299	8,525	23,481	14,616	Net Debt/EBITDA - Core Portfolio and Opportunity Funds	4.8x	5.0x
FAD Payout Ratio	106%	95%	101%	110%
					NOI (Annualized)	$67,908	$66,252
					Debt	363,437	356,299
Notes:					Debt Yield - Core Portfolio	19%	19%
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2] See page 9 for a calculation of EBITDA.					NOI (Annualized)	$67,908	$66,252
[3] Represents preferred distributions on Preferred Operating partnership Units.					Debt [5]	301,611	311,843
[4] Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.					Net Debt Yield - Core Portfolio	23%	21%
[5] Reflects debt net of the current Core Portfolio cash balance at end of period.
[6] Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance at end of period.					NOI (Annualized)	$78,044	$77,088
					Debt	517,305	496,941
					Debt Yield - Core Portfolio and Opportunity Funds	15%	16%

					NOI (Annualized)	$78,044	$77,088
					Debt [6]	447,316	444,241
					Net Debt Yield - Core Portfolio and Opportunity Funds	17%	17%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$388,609	5.6%	$77,839	4.7%	$466,448	5.2%	90%	$423,144	$(48,159)	$841,433
Variable-Rate Debt	(25,172)	N/A	76,029	2.6%	50,857	2.8%	10%	221,407	(22,500)	249,764

Total	$363,437	5.6%	$153,868	3.6%	$517,305	5%	100%	$644,551	$(70,659)	1,091,197
Unamortized premium										1,999
Total debt as reported										$1,093,196

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2013	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,270	100%	$4,270	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,502	100%	13,502	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	58,813	49%	28,818	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,887	100%	16,887	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,636	100%	11,636	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,001	100%	33,001	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,697	100%	15,697	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,892	100%	19,892	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	11,018	100%	11,018	5.29%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,052	100%	23,052	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,317	100%	16,317	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,387	100%	4,387	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	25,994	100%	25,994	5.88%	8/1/2017	None
A & P Shopping Plaza	Acadia	7,901	60%	4,741	4.20%	9/6/2022	None
Georgetown Portfolio	Acadia	18,334	50%	9,167	4.72%	11/10/2027	None
Interest rate swaps [1]	Acadia	92,867	100%	92,867	4.46%	Various

Sub-Total Fixed-Rate Debt		566,698		388,609	5.33%

Variable-Rate Debt

Branch Plaza	Acadia	12,408	100%	12,408	Libor + 225	9/30/2014	1 x 36 mos.
Unsecured Line of Credit[2]	Acadia	—	100%	—	Libor + 155	1/31/2016	1 x 12 mos.
Village Commons Shopping Center	Acadia	9,133	100%	9,133	Libor + 140	6/30/2018	None
West Diversey	Acadia	15,073	100%	15,073	Libor + 190	4/27/2019	None
4401 N White Plains Road	Acadia	6,322	100%	6,322	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	16,365	100%	16,365	Libor + 190	1/23/2023	None
60 Orange Street	Acadia	8,565	98%	8,394	Libor + 175	4/3/2023	None
Interest rate swaps[1]	Acadia	(92,867)	100%	(92,867)	Libor + 190

Sub-Total Variable-Rate Debt		(25,001)		(25,172)	Libor + 196

Total Core Portfolio Debt		$541,697		$363,437	5.55%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2013	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	$19,253	19.9%	$3,831	5.85%	12/1/2013	None
Lincoln Road[6]	Fund III	19,686	18.9%	3,723	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza[7]	Fund III	9,083	17.9%	1,627	5.60%	4/1/2015	None
216th Street[3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint	Fund II	193,000	18.8%	36,339	4.75%	2018 [9]	None
CityPoint [8]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II & III	117,376	19.2%	22,508	3.47%	Various

Sub-Total Fixed-Rate Debt		409,160		77,839	4.66%

Variable-Rate Debt

Pelham Manor Shopping Plaza[3]	Fund II	26,950	19.8%	5,341	Libor + 275	12/1/2013	None
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2014	1 x 12 mos.
Parkway Crossing[7]	Fund III	13,550	17.9%	2,427	Libor + 220	1/1/2015	2 x 12 mos.
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	21,000	19.9%	4,179	Libor + 225	8/10/2015	2 x 12 mos.
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 300	8/12/2015	None
CityPoint	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Fordham Place[3]	Fund II	79,002	19.8%	15,658	Libor + 300	9/25/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	73,103	19.9%	14,547	Libor + 203	10/26/2015	None
New Hyde Park Shopping Center	Fund III	6,390	19.9%	1,272	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC[4]	Fund IV	46,860	23.1%	10,834	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,827	19.9%	2,553	Libor + 265	2/1/2016	2 x 12 mos.
White City Shopping Center[5]	Fund III	38,558	16.7%	6,447	Libor + 260	12/23/2017	1 x 36 mos.
161st Street[3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Lincoln Road	Fund IV	84,000	22.0%	18,450	Libor + 160	6/14/2018	None
Interest rate swaps[1]	Funds II & III	(117,376)	19.2%	(22,508)	Libor + 232

Sub-Total Variable-Rate Debt		382,364		76,029	Libor + 239

Total Opportunity Funds Portfolio Debt		$791,524		$153,868	3.63%

Total Debt - Continuing Operations		$1,333,221		$517,305	4.98%

Portfolio Debt - Notes
(in thousands)

[1]The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata		Average		Maturity
	principal	Share	Spread	Swap rate	All-in Rate	Date
Core Portfolio
	$9,133	$9,133	1.88%	2.90%	4.78%	7/2/2018
	15,073	15,073	1.88%	1.57%	3.44%	5/1/2019
	6,322	6,322	1.88%	1.75%	3.62%	9/1/2022
	12,409	12,409	1.88%	3.77%	5.64%	12/1/2022
	16,365	16,365	1.88%	3.77%	5.65%	1/23/2023
	15,000	15,000	1.88%	2.23%	4.11%	3/31/2023
	10,000	10,000		2.15%	4.03%	3/31/2023
	8,565	8,394		1.77%	3.65%	4/1/2023
	92,867	92,696		2.58%	4.46%

Opportunity Funds

	35,167	7,033		0.70%	2.95%	5/1/2015
	32,358	6,472		0.70%	2.95%	5/1/2015
	21,000	4,179		0.52%	2.77%	8/10/2015
	19,234	3,216		2.90%	5.50%	12/26/2017
	9,617	1,608		3.02%	5.62%	12/26/2017
	117,376	22,508		1.15%	3.47%

Total Core Portfolio and Opportunity Funds	$210,243	$115,204		2.30%	4.27%

[2]This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of June 30, 2013, the interest rate is LIBOR + 155 basis points.
[3]Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
[4]Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $266,696.
[5]Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
[6]Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
[7]Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.
[8]This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan at the end of the term.
[9]The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2013.

Future Debt Maturities[1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$3,067	$—	$3,067	$2,686	$—	$2,686	n/a	n/a	n/a
2014	6,195	86,500	92,695	5,400	57,374	62,774	5.05%	5.47%	2.44%
2015	4,691	27,344	32,035	4,474	27,344	31,818	5.04%	5.04%	n/a
2016	3,095	280,509	283,604	2,870	151,242	154,112	5.88%	5.88%	n/a
2017	2,190	54,549	56,739	1,953	48,049	50,002	5.72%	5.72%	n/a
Thereafter	10,886	62,671	73,557	8,322	53,723	62,045	2.75%	4.55%	1.98%
Total	$30,124	$511,573	$541,697	$25,705	$337,732	$363,437

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$2,575	$45,809	$48,384	$495	$9,095	$9,590	4.15%	5.85%	2.94%
2014	9,216	39,179	48,395	1,918	7,393	9,311	6.23%	6.71%	2.14%
2015	3,595	305,246	308,841	650	59,138	59,788	2.80%	5.60%	2.71%
2016	707	11,397	12,104	120	2,269	2,389	2.84%	n/a	2.84%
2017	576	61,463	62,039	96	11,067	11,163	4.04%	5.80%	2.79%
Thereafter	—	311,761	311,761	—	61,627	61,627	3.70%	4.65%	2.03%
Total	$16,669	$774,855	$791,524	$3,279	$150,589	$153,868

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	—	232.06	232.06	4,209,889
Rush and Walton Streets Collection - 5 properties	Lululemon, Brioni, BHLDN	2011/12	100.0%	—	34,694	34,694	—	70.6%	70.6%	100.0%	—	123.11	123.11	3,014,351

613-623 West Diversey Parkway	Vitamin Shoppe	2006	100.0%	—	19,265	19,265	—	100.0%	100.0%	100.0%	—	45.04	45.04	867,703
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.50	41.01	1,896,925
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira, Hanig Shoes	2011/12	100.0%	—	23,407	23,407	—	100.0%	100.0%	100.0%	—	43.41	43.41	1,016,210

Halstead and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	—	45,392	45,392	—	93.4%	93.4%	93.4%	—	44.13	44.13	1,870,913

North Lincoln Park Chicago Collection - 5 properties	Aldo, Carhartt, Chase Bank	2011/2012	100.0%	—	35,255	35,255	—	94.9%	94.9%	94.9%	—	32.45	32.45	1,085,615
				16,500	205,913	222,413	100.0%	92.7%	93.3%	97.8%	54.55	68.42	67.32	13,961,606
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	116.93	116.93	394,655
East 17th Street	Barnes & Noble	2008	100.0%	10,382	—	10,382	100.0%	—	100.0%	100.0%	60.20	—	60.20	625,000
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.48	74.48	845,300
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.28	31.28	459,087
239 Greenwich Avenue	Restoration Hardware, Polarn O Pyret	1998	75.0%	—	16,834	16,834	—	100.0%	100.0%	100.0%	—	92.35	92.35	1,554,663
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	55.3%	79.3%	100.0%	21.65	19.19	20.85	666,631
				44,996	67,905	112,901	100.0%	87.7%	92.6%	100.0%	38.20	68.44	55.42	5,794,220
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	92.7%	92.7%	100.0%	—	53.70	53.70	1,139,789
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	100.0%	100.0%	100.0%	12.50	40.27	28.21	1,622,629
M Street and Wisonsin Corridor - 6 Properties	Lacoste, Juicy Couture, Coach	2011	50.0%	—	27,666	27,666	—	93.4%	93.4%	93.4%	—	67.43	67.43	1,743,220
				24,996	83,106	108,102	100.0%	95.8%	96.8%	98.3%	12.50	52.67	43.07	4,505,638
Boston Metro
Cambridge (330-340 River Street)	Whole Foods	2012	100.0%	54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470
				54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470

Total Street Retail				140,718	356,924	497,642	100.0%	92.5%	94.6%	98.7%	$28.86	$64.63	$53.94	$25,391,934

Acadia Share Total Street Retail				140,718	338,883	479,601	100.0%	92.3%	94.6%	98.8%	$28.86	$64.14	$53.19	$24,131,658

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,652	149,262	100.0%	94.6%	96.9%	96.9%	25.26	25.05	25.14	3,635,326
A & P Shopping Plaza	A&P	2006	60.0%	49,463	13,278	62,741	100.0%	100.0%	100.0%	100.0%	19.21	29.71	21.43	1,344,488
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	47,915	56,847	104,762	56.7%	92.1%	75.9%	75.9%	20.34	15.04	16.85	1,340,087
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	—	1998	100.0%	—	87,330	87,330	—	95.4%	95.4%	95.4%	—	30.72	30.72	2,560,660
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	90.0%	81.6%	81.6%	21.35	29.48	25.05	2,581,219
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	43.96	29.85	1,889,400
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,531	97,583	100.0%	86.2%	93.6%	93.6%	8.24	18.60	12.69	1,158,707
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Kmart, Home Goods, Modell's	1998	49.0%	201,296	107,970	309,266	81.0%	70.6%	77.4%	90.0%	9.93	45.31	21.20	5,074,950
New Loudon Center	Marshalls, Price Chopper	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.28	28.26	7.66	1,959,124
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000

Connecticut
Town Line Plaza [1]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	97.7%	14.72	17.63	15.79	1,646,375

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,152	218,137	100.0%	85.7%	96.0%	96.0%	7.51	11.69	8.56	1,791,605

Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu)	1998	100.0%	187,910	96,807	284,717	100.0%	59.8%	86.3%	86.3%	6.87	13.46	8.42	2,069,763

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	18.50	21.79	19.42	1,974,373

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	88.3%	94.4%	94.4%	4.64	20.53	11.75	1,099,915

Indiana
Merrillville Plaza	JC Penney, Office Max,	1998	100.0%	123,369	112,701	236,070	100.0%	82.0%	91.4%	91.4%	10.40	18.17	13.73	2,962,243
	TJ Maxx
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	82,837	236,676	100.0%	94.0%	97.9%	97.9%	10.94	22.01	14.66	3,396,897
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	67,944	126,129	100.0%	68.7%	83.1%	83.1%	9.49	16.53	12.63	1,323,959

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	827,471	48,208	875,679	94.7%	92.1%	94.6%	96.7%	15.30	17.01	15.39	12,741,953
	Target, Dick's Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	2003	22.2%	42,850	59,197	102,047	100.0%	96.8%	98.1%	98.1%	16.41	31.50	25.04	2,508,120
Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	41.91	41.91	837,541

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot, Dunham Sports	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.60	9.34	5.09	795,852
Route 6 Plaza	Kmart	1994	100.0%	146,498	29,021	175,519	89.8%	77.7%	87.8%	87.8%	6.13	13.88	7.27	1,119,268
Chestnut Hill	—	2006	100.0%	—	37,646	37,646	—	85.8%	85.8%	100.0%	—	17.76	17.76	573,480
Abington Towne Center [2]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	70.4%	95.7%	100.0%	10.50	31.95	20.20	996,012

Total Suburban Properties				3,563,474	1,274,960	4,838,434	96.2%	85.3%	93.3%	94.8%	$11.54	$23.70	$14.65	$62,386,417

Acadia Share Total Suburban Properties				2,762,058	1,115,501	3,877,559	97.0%	85.0%	93.6%	94.5%	$9.53	$22.36	$12.88	$46,733,551

Acadia Share Total Core Properties				2,902,776	1,454,383	4,357,159	97.2%	86.7%	93.7%	95.0%	$10.49	$32.73	$17.36	$70,865,209

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded. West 54th Street is under redevelopment.

[1]Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[2]Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per squrae foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaw's)	3	175,801	$2,420,980	4.0%	3.4%

LA Fitness	2	100,000	2,336,500	2.3%	3.3%

Ann Taylor Loft	2	14,174	2,023,938	0.3%	2.9%

Stop and Shop (Ahold)	3	155,177	1,936,339	3.6%	2.7%

Home Depot	3	312,718	1,794,996	7.2%	2.5%

A&P	2	77,451	1,716,552	1.8%	2.4%
-- A&P	1	29,678	570,000	0.7%	0.8%
-- Pathmark	1	47,773	1,146,552	1.1%	1.6%

Kohl's	1	96,363	1,650,000	2.2%	2.3%

TJX Companies	8	209,198	1,616,339	4.8%	2.3%
-- TJ Maxx	5	120,123	854,724	2.7%	1.2%
-- Marshalls	1	37,212	158,151	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.2%	0.9%

Sears	4	334,669	1,428,078	7.7%	2.0%
-- Kmart	3	273,969	1,170,078	6.3%	1.6%
-- Sears	1	60,700	258,000	1.4%	0.4%

Walgreens	3	37,499	1,366,748	0.9%	1.9%

TD Bank	3	18,560	1,028,996	0.4%	1.5%
JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.5%
Trader Joe's	2	19,094	961,105	0.4%	1.4%
Urban Outfitters	2	19,902	879,450	0.5%	1.2%
Dicks Sporting Goods	2	59,805	860,471	1.4%	1.2%
Sleepy's	5	33,441	821,102	0.8%	1.2%
Rite Aid	2	26,633	764,030	0.6%	1.1%
Dollar Tree	7	70,672	722,059	1.6%	1.0%
Pier 1 Imports	3	24,696	702,911	0.6%	1.0%
Citibank	4	13,283	685,825	0.3%	1.0%

TOTAL	67	1,829,480	$26,745,170	42.0%	37.7%

Notes:
[1]Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	—	—	—	—	—	1	19,871	1.4%	$30.12	1.3%	1	19,871	0.4%	$30.12	0.7%
2013	4	167,897	5.1%	7.50	3.1%	29	82,402	5.8%	24.55	4.3%	33	250,299	5.3%	13.11	3.7%
2014	9	339,165	10.2%	10.11	8.4%	68	238,689	16.8%	30.03	15.2%	77	577,854	12.2%	18.34	12.1%
2015	6	274,639	8.3%	14.09	9.5%	36	147,789	10.4%	23.40	7.3%	42	422,428	8.9%	17.35	8.3%
2016	7	272,962	8.2%	10.58	7.1%	55	243,183	17.2%	23.88	12.3%	62	516,145	10.9%	16.85	9.9%
2017	6	311,806	9.4%	11.80	9.0%	41	178,491	12.6%	35.78	13.6%	47	490,297	10.4%	20.53	11.5%
2018	6	416,882	12.6%	12.43	12.7%	34	118,092	8.3%	33.85	8.5%	40	534,974	11.3%	17.16	10.5%
2019	5	136,521	4.1%	8.44	2.8%	17	44,335	3.1%	52.09	4.9%	22	180,856	3.8%	19.14	3.9%
2020	6	329,713	10.0%	12.08	9.8%	17	54,655	3.9%	32.87	3.8%	23	384,368	8.1%	15.04	6.6%
2021	8	310,001	9.4%	11.69	8.9%	18	83,000	5.9%	28.32	5.0%	26	393,001	8.3%	15.20	6.8%
2022	2	69,837	2.1%	26.15	4.5%	23	93,367	6.6%	34.55	6.8%	25	163,204	3.4%	30.96	5.8%
2023	2	98,805	3.0%	12.61	3.1%	10	50,130	3.5%	36.36	3.9%	12	148,935	3.1%	20.60	3.5%
Thereafter	12	585,200	17.6%	14.60	21.1%	11	63,228	4.5%	97.34	13.2%	23	648,428	13.9%	22.67	16.7%
Total	73	3,313,428	100.0%	$12.28	100.0%	360	1,417,232	100.0%	$33.23	100.1%	433	4,730,660	100.0%	$18.56	100.0%
							—

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		135,848	Total Vacant				214,652	Total Vacant				350,500	Total Vacant
		3,704,192	Total Square Feet				1,631,884	Total Square Feet				5,336,076	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended
	June 30, 2013		June 30, 2013		March 31, 2013
	Cash [2]	GAAP [3]	Cash [2]	GAAP [3]	Cash [2]	GAAP [3]
New leases
Number of new leases executed	10	10	7	7	3	3
GLA	50,476	50,476	38,800	38,800	11,676	11,676
New base rent	$38.63	$45.73	$25.41	$26.60	$82.58	$109.29
Previous base rent (and percentage rent)	$33.30	$32.53	$21.56	$20.58	$72.31	$72.24
Percentage growth in base rent	16.0%	40.6%	17.9%	29.3%	14.2%	51.3%
Average cost per square foot	$31.39	$31.39	$28.78	$28.78	$40.05	$40.05
Weighted Average Lease Term (years)	8.4	8.4	7.4	7.4	11.9	11.9

Renewal leases
Number of renewal leases executed	26	26	13	13	13	13
GLA	99,531	99,531	24,038	24,038	75,493	75,493
New base rent	$18.90	$19.15	$23.30	$23.67	$17.50	$17.71
Expiring base rent (and percentage rent)	$18.39	$17.83	$21.93	$20.75	$17.26	$16.90
Percentage growth in base rent	2.8%	7.4%	6.2%	14.1%	1.4%	4.8%
Average cost per square foot	$0.05	$0.05	$0.00	$0.00	$0.06	$0.06
Weighted Average Lease Term (years)	4.2	4.2	4.0	4.0	4.2	4.2

Total new and renewal Leases
Number of new and renewal leases executed	36	36	20	20	16	16
GLA commencing	150,007	150,007	62,838	62,838	87,169	87,169
New base rent	$25.54	$28.09	$24.60	$25.48	$26.22	$29.98
Expiring base rent (and percentage rent)	$23.41	$22.78	$21.70	$20.65	$24.63	$24.31
Percentage growth in base rent	9.1%	23.3%	13.4%	23.4%	6.4%	23.3%
Average cost per square foot	$10.59	$10.59	$17.77	$17.77	$5.42	$5.42
Weighted Average Lease Term (years)	5.6	5.6	6.1	6.1	5.2	5.2

Notes:
[1]Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

[2]Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3]Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	Prior Year ended
	June 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Leasing Commissions	$1,068	$421	$647	$1,916
Tenant Improvements	2,648	1,456	1,192	4,274
Capital Expenditures	601	555	46	1,523
Total Capital Expenditures	$4,317	$2,432	$1,885	$7,713

Property Demographics - Core
					3-Mile Radius [2]
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	$1,554,663	16,834	66,764	24,760	$126,648	$180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3,635,326	149,262	254,598	84,884	59,534	70,827
A & P Shopping Plaza	Boonton	NJ	1,344,488	62,741	46,839	17,923	103,943	129,441
Village Commons Shopping Center	Smithtown	NY	2,560,660	87,330	66,766	23,288	111,019	137,242
The Branch Plaza	Smithtown	NY	2,581,219	126,273	66,916	23,389	110,173	136,382
Amboy Road	Staten Island	NY	1,889,400	63,290	147,590	54,454	87,821	103,110
Bartow Avenue	Bronx	NY	459,087	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	1,158,707	97,583	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	1,391,500	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	1,360,838	5,782	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	625,000	10,382	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	5,074,950	309,266	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	666,631	40,320	1,218,498	437,804	35,045	51,736
Mercer Street	Manhattan	NY	394,655	3,375	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	623,884	3,000	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	1,646,375	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	1,027,936	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	1,791,605	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	2,069,763	284,717	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	1,974,373	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	1,099,915	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	867,703	19,265	403,737	217,875	74,156	112,282

Property Demographics - Core (continued)
						3-Mile Radius [2]
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	651-671 West Diversey	Chicago	IL	$1,896,925	46,259	406,188	218,945	$74,095	$112,128
	Chicago Urban/Street Retail Portfolio [1]	Chicago	IL	4,614,061	115,017	434,100	230,477	76,442	111,255
	930 North Rush St	Chicago	IL	1,147,368	2,930	322,469	180,483	80,823	123,146
	8-12 E. Walton	Chicago	IL	549,450	8,244	323,511	53,359	77,957	133,119
	Merrillville Plaza	Hobart	IN	2,962,243	236,070	28,084	11,444	51,584	58,223
	Bloomfield Town Square	Bloomfield Hills	MI	3,396,897	236,676	56,262	22,488	70,867	102,286
	Mad River Station	Dayton	OH	1,323,959	126,129	63,784	27,917	58,431	70,473
	Marketplace of Absecon	Absecon	NJ	1,340,087	104,762	32,818	11,478	62,164	74,221
	Brandywine/Mkt Sq./Naamans Rd [3]	Wilmington	DE	16,087,613	997,710	506,735	195,267	73,167	91,259
	Mark Plaza	Edwardsville	PA	240,664	106,856	88,065	37,263	37,520	47,049
	Plaza 422	Lebanon	PA	795,852	156,279	45,898	18,145	43,042	52,403
	Route 6 Plaza	Honesdale	PA	1,119,268	175,519	45,996	18,427	97,614	119,789
	Chestnut Hill	Philadelphia	PA	573,480	37,646	144,928	61,588	62,496	78,437
	Abington Towne Center	Abington	PA	996,012	216,278	89,061	35,063	76,999	95,632
	Georgetown Portfolio	Georgetown	DC	1,743,220	27,666	310,075	155,858	85,815	118,080
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	107,066	34,486	104,342	132,026
	Rhode Island Place Shopping Center	Washington	DC	1,622,629	57,529	336,016	153,378	65,558	87,768
	83 Spring Street	Manhattan	NY	623,884	3,000	963,271	475,088	85,441	130,755
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,341	128,101	58,320	66,931
	639 West Diversey	Chicago	IL	676,210	12,557	403,961	219,828	77,275	92,129
	1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,139,789	22,907	333,711	162,783	84,576	111,570
	181 Main Street	Westport	CT	845,300	11,350	46,414	17,188	160,357	196,576
	664 N Michigan	Chicago	IL	4,209,889	18,141	294,108	165,234	80,658	98,142

Total Core [2]
Average - Total				$1,819,144	108,814	272,294	123,964	$74,158	$97,398
Weighted Average - Based on base rent						242,332	110,447	$77,623	$100,426

Notes:
[1] Calculations comprised of nineteen individual properties.
[2] Calculations have been pro-rated based on the Company's ownership % in joint ventures.
[3] Based on 10 mile radius demographics given the unique trade market for this asset.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	Pelham Manor Shopping Plaza	Westchester	NY	$5,808,604	228,493	374,733	141,676	$57,019	$73,516
	400 East Fordham Road	Bronx	NY	10,405,449	262,407	1,200,592	421,615	37,257	48,075
	216th Street	Manhattan	NY	2,574,000	60,000	935,948	329,442	37,176	55,430
	161st Street	Bronx	NY	6,188,062	232,252	1,251,086	444,325	32,321	47,196

Fund II [1]
Average - Total				$6,244,029	195,788	940,590	334,265	$40,943	$56,054
Weighted Average - Based on base rent						993,762	352,638	$40,622	$54,532

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$9,526,272	639,983	49,183	17,702	$88,812	$104,358
	640 Broadway	Manhattan	NY	656,036	4,409	987,988	492,393	86,341	133,275
	New Hyde Park Shopping Center	New Hyde Park	NY	524,367	31,624	195,564	70,172	101,624	129,444
	White City	Shrewsbury	MA	5,388,659	257,009	101,062	40,736	52,003	64,348
	Parkway Crossing	Parkville	MD	1,444,656	265,116	184,242	74,094	59,047	70,053
	Lincoln Road	Miami Beach	FL	3,336,257	59,677	58,267	36,318	74,282	98,785
	Heritage Shops	Chicago	IL	3,127,702	81,730	289,135	155,570	76,609	116,432
	Lincoln Park Center	Chicago	IL	1,631,351	62,745	438,736	235,290	77,360	116,754
	Nostrand Avenue	Brooklyn	NY	1,449,607	42,922	523,929	196,324	52,056	64,456
	Arundel Plaza	Glen Burnie	MD	1,444,656	265,116	76,060	28,613	58,913	65,941

Fund III [1]
Average - Total				$2,852,956	171,033	290,417	134,721	$72,705	$96,385
Weighted Average - Based on base rent						176,313	81,004	$82,587	$105,039

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	109,807	43,674	$59,150	$65,356
	Lincoln Road	Miami Beach	FL	5,437,790	54,453	58,267	36,318	74,282	98,785
	2819 Kennedy Blvd	North Bergen	NJ	505,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,413,615	274,210	65,170	20,877	73,803	83,623

Fund IV [1]
Average - Total				$2,573,143	107,204	189,991	85,642	$71,517	$89,643
Weighted Average - Based on base rent						65,494	37,350	$72,160	$94,097

Total - Core and Funds
Average - Total				$2,282,632	123,197	309,429	135,837	$71,800	$94,315
Weighted Average - Based on base rent						280,340	121,954	$75,614	$97,851

Notes:
[1] Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Overview of Acadia Strategic Opportunity Funds

As of June 30, 2013	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded	$351.4 million	$74.0 million
As a percentage of commitments	100%	100%	74.0%	13.7%
			All unfunded capital is anticipated to be used to complete existing projects

Distributions	$184.2 million	$84.5 million	$182.6 million	$0
As a percentage of funded capital	212.7%	28.2%	52.0%	0.0%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distrubted to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital [1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Note:
[1] Committed capital as reduced by attributed capital related to sold investments.

Opportunity Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	75.0%	97,500	—	97,500	69.2%	—	69.2%	69.2%	$4.48	—	$4.48

Fund II Portfolio Detail

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	2004	99.1%	169,512	58,981	228,493	100.0%	78.4%	94.4%	94.4%	$24.82	$34.66	$26.93
Fordham Place - Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	2004	99.1%	74,899	44,547	119,446	100.0%	100.0%	100.0%	100.0%	38.36	59.41	46.21
Fordham Place - Office	NYC Dept of Education, PHI, FEGS, Children's Village	2004	99.1%	91,042	51,919	142,961	100.0%	100.0%	100.0%	100.0%	34.71	33.24	34.17
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street [1]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	83.6%	91.1%	93.3%	26.50	32.04	29.24

Total - Fund II				502,479	280,673	783,152	100.0%	88.1%	95.7%	96.4%	$31.15	$37.71	$33.31

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,901	167,082	639,983	95.6%	82.0%	92.1%	92.1%	$13.94	$23.50	$16.17
640 Broadway	Swatch	2012	50.0%	—	4,409	4,409	—	65.2%	65.2%	65.2%	—	228.35	228.35
New Hyde Park Shopping Center	PetSmart	2011	100.0%	16,214	15,410	31,624	—%	70.2%	34.2%	82.2%	—	48.49	48.49
Nostrand Avenue	—	2013	100.0%	—	42,922	42,922	—	77.0%	77.0%	77.0%	—	43.85	43.85

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,170	257,009	85.6%	84.2%	84.9%	87.9%	15.54	34.51	24.70

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite, Big Lots	2011	94.3%	192,836	67,405	260,241	100.0%	75.4%	93.6%	93.6%	3.65	24.32	7.96
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	78.3%	97.3%	97.3%	3.90	20.75	5.60

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2011	95.0%	—	59,677	59,677	—	49.2%	49.2%	49.2%	—	113.65	113.65

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	2011	100.0%	49,878	31,852	81,730	100.0%	90.9%	96.4%	83.1%	21.61	70.83	39.68
Lincoln Park Centre	—	2012	100.0%	—	62,745	62,745	—	59.8%	59.8%	59.8%	—	43.51	43.51

Total - Fund III				1,095,588	609,868	1,705,456	94.9%	75.7%	88.0%	88.7%	$10.34	$39.59	$19.33

Fund IV Portfolio Detail

NEW YORK

New Jersey
2819 Kennedy Boulevard	Toys R Us	2013	98.6%	39,941	1,536	41,477	100.0%	100.0%	100.0%	100.0%	$10.14	$65.10	$12.18

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	80,172	274,210	100.0%	82.8%	95.0%	95.0%	10.28	21.38	13.11

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100.0%	—	100.0%	100.0%	15.96	—	15.96

SOUTHEAST
Florida
Lincoln Road	—	2012	95.0%	—	54,453	54,453	—	98.8%	98.8%	98.8%	—	101.12	101.12

Total - Fund IV				292,653	136,161	428,814	100.0%	89.4%	96.6%	96.6%	$11.40	$57.17	$24.84

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Sheepshead Bay	100.0%
654 Broadway	100.0%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%

[1]Currently operating, but redevelopment activities have commenced.

Opportunity Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2014	2	67,500	100%	$4.48	100.0%
Total	2	67,500	100%	$4.48	100.0%

		30,000	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—	—	—	1	9,967	4.0%	$10.00	1.1%	1	9,967	1.3%	$10.00	0.4%
2013	1	107,026	21.3%	26.50	18.1%	—	—	—	—	—	1	107,026	14.3%	26.50	11.4%
2015	—	—	—	—	—	1	5,081	2.1%	38.00	2.1%	1	5,081	0.7%	38.00	0.8%
2016	—	—	—	—	—	2	4,649	1.9%	37.63	1.9%	2	4,649	0.6%	37.63	0.7%
2018	—	—	—	—	—	2	33,321	13.5%	34.58	12.4%	2	33,321	4.4%	34.58	4.6%
2019	1	39,705	7.9%	44.00	11.2%	3	4,743	1.9%	78.94	4.0%	4	44,448	5.9%	47.73	8.5%
2020	—	—	—	—	—	3	16,309	6.6%	33.55	5.9%	3	16,309	2.2%	33.55	2.2%
2021	1	19,958	4.0%	21.20	2.7%	2	9,710	3.9%	28.41	3.0%	3	29,668	4.0%	23.56	2.8%
2022	1	47,792	9.5%	29.92	9.1%	3	27,450	11.1%	33.72	9.9%	4	75,242	10.0%	31.30	9.4%
2023	2	55,343	11.0%	29.09	10.3%	1	31,417	12.7%	36.00	12.1%	3	86,760	11.6%	31.59	11.0%
Thereafter	3	232,655	46.3%	32.68	48.6%	5	104,662	42.3%	42.54	47.6%	8	337,317	45.0%	35.74	48.2%
Total	9	502,479	100.0%	$31.15	100.0%	23	247,309	100.0%	$37.71	100.0%	32	749,788	100.0%	$33.31	100.0%

		—	Total Vacant				33,364	Total Vacant				33,364	Total Vacant
		502,479	Total Square Feet				280,673	Total Square Feet				783,152	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—	—	—	5	10,131	2.2%	$13.24	0.7%	5	10,131	0.7%	$13.24	0.5%
2013	—	—	—	—	—	8	23,740	5.1%	40.42	5.3%	8	23,740	1.6%	40.42	3.3%
2014	2	56,379	5.4%	16.12	8.5%	20	71,419	15.5%	32.30	12.6%	22	127,798	8.5%	25.16	11.1%
2015	3	81,465	7.8%	7.02	5.3%	13	28,773	6.2%	36.78	5.8%	16	110,238	7.3%	14.79	5.6%
2016	1	26,561	2.6%	8.00	2.0%	20	49,595	10.7%	39.33	10.7%	21	76,156	5.1%	28.40	7.5%
2017	2	52,131	5.0%	18.36	8.9%	13	54,065	11.7%	27.64	8.2%	15	106,196	7.1%	23.09	8.4%
2018	5	287,562	27.7%	12.54	33.5%	17	67,997	14.7%	32.60	12.1%	22	355,559	23.7%	16.37	20.1%
2019	1	179,944	17.3%	4.62	7.7%	9	29,959	6.5%	71.53	11.7%	10	209,903	14.0%	14.17	10.2%
2020	—	—	—	—	—	4	9,046	2.0%	23.71	1.2%	4	9,046	0.6%	23.71	0.7%
2021	1	35,601	3.4%	10.76	3.6%	6	26,174	5.7%	36.19	5.2%	7	61,775	4.1%	21.53	4.6%
2022	1	65,028	6.3%	17.00	10.3%	11	36,188	7.8%	50.37	10.0%	12	101,216	6.7%	28.93	10.1%
2023	2	38,836	3.7%	15.49	5.6%	6	25,254	5.5%	48.38	6.7%	8	64,090	4.3%	28.45	6.3%
Thereafter	3	216,155	20.8%	7.26	14.6%	8	29,380	6.4%	61.58	9.8%	11	245,535	16.3%	13.76	11.6%
Total	21	1,039,662	100.0%	$10.34	100.0%	140	461,721	100.0%	$39.59	100.0%	161	1,501,383	100.0%	$19.33	100.0%

		55,926	Total Vacant				148,147	Total Vacant				204,073	Total Vacant
		1,095,588	Total Square Feet				609,868	Total Square Feet				1,705,456	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—	—	—	2	6,860	5.6%	$91.18	9.0%	2	6,860	1.7%	91.18	6.1%
2013	—	—	—	—	—	2	2,108	1.7%	165.49	5.0%	2	2,108	0.5%	165.49	3.4%
2014	1	39,941	13.6%	10.14	12.1%	4	11,656	9.6%	68.04	11.4%	5	51,597	12.5%	23.22	11.6%
2015	—	—	—	—	—	2	2,726	2.2%	116.92	4.6%	2	2,726	0.7%	116.92	3.1%
2016	1	107,400	36.8%	9.50	30.6%	4	11,200	9.2%	44.58	7.2%	5	118,600	28.6%	12.81	14.7%
2017	1	58,674	20.0%	15.96	28.1%	4	13,438	11.0%	30.78	5.9%	5	72,112	17.4%	18.72	13.1%
2018	—	—	—	—	—	4	5,472	4.5%	59.45	4.7%	4	5,472	1.3%	59.45	3.2%
2019	—	—	—	—	—	3	21,700	17.9%	18.46	5.8%	3	21,700	5.2%	18.46	3.9%
2020	1	27,926	9.5%	12.00	10.0%	5	20,888	17.2%	41.97	12.6%	6	48,814	11.8%	24.82	11.8%
2021	1	32,144	11.0%	11.50	11.1%	3	5,235	4.3%	91.98	6.9%	4	37,379	9.0%	22.77	8.3%
2022	1	26,568	9.1%	10.14	8.1%	5	16,009	13.2%	107.76	24.8%	6	42,577	10.3%	46.84	19.3%
2023	—	—	—	—	—	1	1,440	1.2%	20.00	0.4%	1	1,440	0.3%	20.00	0.3%
Thereafter	—	—	—	—	—	1	2,961	2.4%	40.53	1.7%	1	2,961	0.7%	40.53	1.2%
Total	6	292,653	100.0%	$11.40	100.0%	40	121,693	100.0%	$57.17	100.0%	46	414,346	100.0%	$24.84	100.0%

		—	Total Vacant				14,468	Total Vacant				14,468	Total Vacant
		292,653	Total Square Feet				136,161	Total Square Feet				428,814	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Completion	Estimated Sq. Ft. Upon Completion	Leased Rate [5]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range			Outstanding Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	37% [2]	Century 21, Armani Exchange	$190.3	$59.7	to	$149.7	$250.0	to	$340.0	$258.9
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	34.7	TBD		TBD	TBD		TBD	—
							$225.0	TBD		TBD	TBD		TBD	$258.9

FUND III

Sheepshead Bay	100.0%	Brooklyn, NY	TBD	TBD	—	TBD	$22.9	TBD		TBD	TBD		TBD	$—
723 N. Lincoln Lane [3]	95.0%	Miami Beach, FL	TBD	TBD	—	TBD	6.7	TBD		TBD	TBD		TBD	—	[4]
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	11.5	35.5	to	44.5	47.0	to	56.0	—
3104 M Street NW	100.0%	Washington, D.C.	TBD	10,000	—	TBD	3.0	4.0	to	5.5	7.0	to	8.5	—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.0	37.0	to	47.0	50.0	to	60.0	—
							$57.1	TBD		TBD	TBD		TBD	$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$7.7	$3.8	to	$4.3	$11.5	to	$12.0	$4.6

Notes:
[1] Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed. Construction of the next approximately 625,000 square feet (Phase 2) is underway.

[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] This property is part of a three-property portfolio. The other two are operating properties.
[4] The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
[5] The leased rate excludes pre-redevelopment tenants.

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through June 30, 2013

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$1,776	$51,300	1.5x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,791	3.8x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,476	—	7,036	1.1x
		2008
Total			$63,214	$1,776	$145,127	2.3x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.